Exhibit 10.6

OUR CREDIT NUMBER	ISSUE DATE	EXPIRY DATE	LETTER OF CREDIT AMOUNT
SE441429P	FEB. 26, 2001	FEB. 26, 2002	USD37,675,000.00

BENEFICIARY:	ISSUER:
US BANK NATIONAL ASSOCIATION	GE CAPITAL CORPORATION
INTERNATIONAL DEPARTMENT
1420 FIFTH AVENUE, 9TH FLOOR
SEATTLE, WA. 98101

DEAR BENEFICIARY:

AT THE REQUEST OF THE ABOVE ISSUER WE HAVE BEEN INSTRUCTED TO ADVISE YOU THAT THE ATTACHED IRREVOCABLE STANDBY LETTER OF CREDIT HAS BEEN ESTABLISHED IN YOUR FAVOR, AS BENEFICIARY.

ALL DEMANDS FOR PAYMENTS MUST BE SENT TO FIRST UNION NATIONAL BANK, ONE SOUTH BROAD STREET, PHILADELPHIA, PA 19106, MAIL CODE PA 4928, ATTN: GE CORPORATE FINANCE STANDBY TEAM.

DOCUMENTS MUST CONFORM STRICTLY WITH THE TERMS OF THE ATTACHED LETTER OF CREDIT.  IF YOU ARE UNABLE TO COMPLY WITH SAME, PLEASE COMMUNICATE DIRECTLY WITH YOUR CUSTOMER IN ORDER TO HAVE THE ISSUER AMEND THE RELEVANT CONDITIONS.  THIS SHOULD ELIMINATE DIFFICULTIES AND DELAYS IN PAYMENT IN THE EVENT DOCUMENTS ARE PRESENTED FOR NEGOTIATION.

ALL DEMANDS HEREUNDER MUST INDICATE THE ABOVE REFERENCED LETTER OF CREDIT NUMBER.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS
SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES (1998 EDITION),
INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 590"

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO FIRST UNION NATIONAL BANK AT OUR PHONE NUMBER (215) 973-7012.

/s/ Richard Fortino

FIRST UNION NATIONAL BANK
AUTHORIZED SIGNATURE

             GE Capital

                                                                                                                                     General Electric Capital Corporation

OUR CREDIT NO.	ISSUE DATE	EXPIRY DATE	LETTER OF CREDIT AMOUNT
SE441429P	FEBRUARY 26, 2001	FEBRUARY 26, 2002	USD 37,675,000.00

BENEFICIARY:	APPLICANT:
US BANK NATIONAL ASSOCIATION		LABOR READY, INC
INTERNATIONAL DEPARTMENT		1016 SOUTH 28TH
1420 FIFTH AVENUE, 9TH FLOOR		TACOMA, WA 98409
SEATTLE, WA 98101

DEAR BENEFICIARY:

WE HEREBY ESTABLISH, AT THE REQUEST OF AND FOR THE ACCOUNT OF LABOR READY, INC ("LABOR READY") IN YOUR FAVOR, OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.  SE441429P FOR AN AMOUNT NOT TO EXCEED $37,675,000.00 THIRTY SEVEN MILLION SIX HUNDRED AND SEVENTY FIVE THOUSAND DOLLARS (THE “STATED AMOUNT”), AVAILABLE IMMEDIATELY.

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, WHICH IS AVAILABLE BY SIGHT PAYMENT.

THIS STANDBY LETTER OF CREDIT IS BEING ISSUED TO SUPPORT THE OBLIGATIONS OF LABOR READY (TO THE EXTENT NOT IN EXCESS OF THE STATED AMOUNT) IN RESPECT TO THE LABOR READY STANDBY LC'S. (AS EACH SUCH TERM IS DEFINED BELOW)

FOR PURPOSES OF THIS STANDBY LETTER OF CREDIT AND ANY DRAWING CERTIFICATE DELIVERED HEREUNDER, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS INDICATED:

"LABOR READY STANDBY LC'S" MEANS ONE OF THE IRREVOCABLE STANDBY LETTERS OF CREDIT ISSUED BY US BANK NATIONAL ASSOCIATION FOR THE ACCOUNT OF LABOR READY SET FORTH ON ANNEX I HERETO.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM ITS EXPIRY DATE OF FROM ANY FUTURE EXPIRY DATE, UNLESS AT LEAST 30 DAYS PRIOR TO ANY SUCH EXPIRY DATE WE SHALL NOTIFY YOU BY CERTIFIED MAIL THAT WE ELECT NOT TO CONSIDER THIS STANDBY LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

AVAILABLE BY SIGHT PAYMENT AGAINST THE FOLLOWING:

THE BENEFICIARY'S TESTED TELEX OR AUTHENTICATED SWIFT SENT TO OUR TELEX NO. 4990118 ANSWERBACK BANKPHILOR SWIFT ADDRESS PNBPUS33APHL ON OR PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRY DATE HEREOF STATING THEREIN THE FOLLOWING:

A)	“THE BENEFICIARY HEREBY DEMANDS PAYMENT UNDER GENERAL ELECTRIC CAPITAL CORPORATION LETTER OF CREDIT NUMBER SE441429P AN AMOUNT OF USD (SUPPLY AMOUNT) WHICH AMOUNT REPRESENTS FUNDS DUE AND OWING TO THE BENEFICIARY IN REIMBURSEMENT OF PAYMENT BY THE BENEFICIARY OF DRAWING(S) UNDER OUTSTANDING LETTER(S) OF CREDIT NO.(S) (SUPPLY RELEVANT NUMBER(S)) ISSUED BY THE BENEFICIARY FOR THE ACCOUNT OF LABOR READY. SUCH DRAWING(S) CONFORM TO THE TERMS AND CONDITIONS OF THE RELEVANT LETTER OF CREDIT OR THE PAYMENT OF SUCH DRAWING(S) HAS/HAVE BEEN AUTHORIZED BY ,

SEE CONTINUATION

A GE Capital Services Company

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO.  SE441429P DATED FEBRUARY 26, 2001.
PAGE TWO

AND/OR

A)	B) “THE BENEFICIARY HEREBY DEMANDS UNDER GENERAL ELECTRIC CAPITAL CORPORATION LETTER OF CREDIT NUMBER SE441429P AN AMOUNT OF USD(SUPPLY AMOUNT) WHICH AMOUNT REPRESENTS FUNDS DUE AND OWING TO THE BENEFICIARY FOR PAYMENT OF CUSTOMARY AND REASONABLE FEES AND CHARGES IN CONNECTION WITH OUTSTANDING LETTER(S) OF CREDIT NO.(S) (SUPPLY RELEVANT-NUBERS) ISSUED BY THE BENEFICIARY FOR THE ACCOUNT OF LABOR READY, INCLUDING WITHOUT LIMITATION THE NEGOTIATION FEE. SUCH FEES AND CHARGES HAVE NOT BEEN PAID BY LABOR READY AS OF THE DATE HEREOF."

(STATE A AND/OR B ABOVE, AS APPLICABLE)

SPECIAL CONDITIONS:

A)  THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL ALSO BE REDUCED FROM TIME TO TIME, UPON RECEIPT BY FIRST UNION NATIONAL BANK OF THE FOLLOWING:

TESTED TELEX OR AUTHENTICATED SWIFT, DULY TRANSMITTED TO OUR TELEX NO.  TELEX NO. 4990118 ANSWERBACK:  PNBPUS33;OR SWIFT ADDRESS PNBPUS33APHL ON OR PRIOR TO THE EXPIRY DATE HEREOF, STATING THEREIN THE FOLLOWING:
A)	“THE OUTSTANDING LETTER(S) OF CREDIT NO.(S) (SUPPLY RELEVANT NUMBER(S)) ISSUED BY US BANK NATIONAL ASSOCIATION FOR THE ACCOUNT OF LABOR READY HAS(HAVE) EXPIRED WITH AN UNUSED BALANCE OF USD(SUPPLY AMOUNT), THEREFORE GENERAL ELECTRIC CAPITAL CORPORATION IS INSTRUCTED AND AUTHORIZED TO REDUCE THE STATED AMOUNT OF THEIR LETTER OF CREDIT NUMBER SE441429P BY SUCH AMOUNT."

AND/OR
B)	“THE OUTSTANDING LETTER(S) OF CREDIT NO.(S) (SUPPLY RELEVANT NUMBER(S)) ISSUED BY US BANK NATIONAL ASSOCIATION FOR THE ACCOUNT OF LABOR READY HAS(HAVE) BEEN RETURNED TO US FOR CANCELLATION AND HAS(HAVE) BEEN TERMINATED BY US WITH AN UNUSED BALANCE OF USD(SUPPLY AMOUNT), THEREFORE GENERAL ELECTRIC CAPITAL CORPORATION IS INSTRUCTED AND AUTHORIZED TO REDUCE THE STATED AMOUNT OF THEIR LETTER OF CREDIT NUMBER SE441429P BY SUCH AMOUNT."

SEE CONTINUATION

A GE Capital Services Company

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO.  SE441429P DATED FEBRUARY 26, 2001.
PAGE THREE

AND/OR

C)	“THE OUTSTANDING LETTER(S) OF CREDIT NO.(S) (SUPPLY RELEVANT NUMBER(S)) ISSUED BY US BANK NATIONAL ASSOCIATION FOR THE ACCOUNT OF LABOR READY HAS(HAVE) BEEN REDUCED BY USD(SUPPLY AMOUNT), THEREFORE GENERAL ELECTRIC CAPITAL CORPORATION IS INSTRUCTED AND AUTHORIZED TO REDUCE THE STATED AMOUNT OF THEIR LETTER OF CREDIT NUMBER SE441429P BY SUCH AMOUNT." THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL, AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO FIRST UNION NATIONAL BANK, P.O. BOX 13866, 1345 CHESTNUT STREET, NINTH FLOOR, MAIL CODE PA4928, ATTENTION: LETTER OF CREDIT DEPARTMENT, PHILADELPHIA, PA. 19107 PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRY DATE HEREOF.

ALL DEMANDS FOR PAYMENT, NOTICES AND OTHER COMMUNICATIONS TO US IN RESPECT OF THIS LETTER OF CREDIT SHALL i BE IN WRITING AND ADDRESSED AND PRESENTED TO US AT FIRST UNION BANK, N.A., 9TH FLOOR, MAIL CODE PA4928,1345 CHESTNUT STREET, PHILADELPHIA, PA. 19107, ATTENTION: INTERNATIONAL STANDBY LETTER OF CREDIT, (OR AT SUCH OTHER OFFICE OR OFFICES AS WE MAY DESIGNATE BY WRITTEN NOTICE TO YOU), AND SHALL MAKE SPECIFIC REFERENCE TO THIS LETTER OF CREDIT BY NUMBER, ii BE PERSONALLY DELIVERED TO US AT THE ADDRESS SPECIFIED ABOVE, OR, iii MAY BE SENT TO US BY TESTED TELEX, SWIFT OR BY TELECOPIER ON YOUR LETTERHEAD SIGNED BY YOUR OFFICER, TO THE FOLLOWING NUMBERS: TELEX NO. 4990118 ANSWERBACK: PNBPUS33; SWIFT ADDRESS PNBPUS33APHL;TELECOPIER NO.: 215-786-8803.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590 ("ISP98").

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-8157; (215)973-5981; (215) 973-1944.

/s/ Richard Fortino

AUTHORIZED SIGNATURE

A GE Capital Services Company

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO. SE441429P.DATED FEBRUARY 26, 2001.
PAGE FOUR

ANNEX I

Beneficiary	$Amount	Expiration	LC #

Mutual Indemnity	$7,560,000.00	12/31/01	SLCS001461
TOTAL OUTSTANDING SBLCs	$7,560,000.00

OUTSTANDING STANDBY AND DOCUMENTARY LETTERS OF CREDIT

END OF ANNEX I

A GE Capital Services Company